

CLENE

clene.com

NASDAQ: CLNN

Forward Looking Statements

This presentation contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the "safe harbor" provisions created by those laws. Clene's forward-looking statements include, but are not limited to, statements regarding our or our management team's expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "will," "would," and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this presentation may include, for example, statements about our drug candidate's trial results and potential impact on disease states, and other factors detailed under "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drug candidates; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of epidemics, pandemics, and the ongoing conflicts between Ukraine and Russia and Israel and Hamas on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that "we believe" and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

Focused on Improving Mitochondrial Health and Protecting Neuronal Function to Treat Neurodegenerative Diseases



THE PROBLEM

- The World Health Organization predicts **neurodegenerative diseases will become the second-most prevalent cause of death** within the next 20 years.
- A therapeutic breakthrough is urgently needed.
- In neurodegenerative diseases**, impaired mitochondrial activity and compromised cellular metabolism can lead to neuronal death**.

A NEW APPROACH

- **Clene is pioneering catalytic nanotherapeutics** to treat neurodegenerative diseases, such as amyotrophic lateral sclerosis, Parkinson's disease and multiple sclerosis.
- By **targeting the improvement of mitochondrial function** via the nicotinamide adenine dinucleotide pathway, Clene's first-in-class drug, CNM-Au8, is **pioneering a new way to restore and protect neuronal function**.

Building the Clinical Case for Neuroprotection & Remyelination

HEALEY ALS
Platform Trial



RESCUEALS



VISIONARY-MS
STUDY


O Z D V K
S V H C Z
V H C N O
N V D O K

RepairPD

RepairMS





Growing Body of Clinical Evidence Across ALS and MS Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases



Proprietary Nanotherapeutic Manufacturing
Strong IP: 150+ granted patents PLUS Trade Secrets

Data on File, Clene Nanomedicine, Inc.

What is CNM-Au8® ?

CNM-Au8 Nanocrystal Suspension
60 mL per bottle (once daily)



>100 Trillion Nanocrystals per 60 mL
dose (at 30 mg)

CNM-Au8 Attributes:

- ✓ **Nanocrystal suspension**
- ✓ **Orally administered (or by feeding tube)**
- ✓ **Targets energy metabolism and oxidative stress**
- ✓ **Blood-brain-barrier penetrant**

Data on File, Clene Nanomedicine, Inc.

CNM-Au8® | Surface Catalysis Supports Mitochondrial Function



Mitochondrial Function
Neuronal Survival And Function
Reactive Oxygen Species (ROS)
NAD+
CNM-Au8 Nanocrystal Catalysis
Acts as an electron donor/receiver

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Wang et al 2023, Small. 2023 Sep 28:e2304082.

Safety Review

- Over **1000 participant-years** of exposure to CNM-Au8
- CNM-Au8 long-term **treatment duration up to 6.0 years**
- TEAEs (treatment-emergent adverse events) predominantly assessed as **mild-to-moderate severity, and transient**
- **No related SAEs** (serious adverse events) related to CNM-Au8 across all clinical programs
- No temporal association of increasing TEAE or SAE incidence based on exposure duration
- 'No Adverse Effect Level' **(NOAEL) findings across all toxicology studies** up to maximum feasible dose

RESCUEALS

HEALEY ALS Platform Trial

ALS EXPANDED ACCESS PROTOCOLS (EAP)

VISIONARY-MS STUDY

RepairPD Early Parkinson's Disease

RepairMS Stable Relapsing MS

RepairMS Non-Active Progressive MS

Data on File, Clene Nanomedicine, Inc.

Despite Missed Primary Endpoints, Concordant Survival Outcomes with CNM-Au8 Treatment in ALS are Promising

	RESCUE-ALS	RESCUE-OLE	HEALEY ALS Platform	HEALEY OLE	Expanded Access Protocols
ALS Participant Demographics	Early-to-Mid-Stage (n=45)	Early-to-Mid-Stage (n=36)	Mid-to-Late-Stage (n=161; Regimen C)	Mid-to-Late-Stage (n=134)	Real-World Experience (>500)
Duration	36-weeks	Up to 234 weeks	24-weeks	Up to 133 weeks	Over 6.0 years
Primary/ Secondary Endpoints	1. MUNIX % change 2. MUNIX total change 2. FVC (% predicted)	NA	1. ALSFRS-R adj. by death 2. CAFS 2. SVC (% predicted) 2. Time to Death or PAV	NA	NA
Survival	--	✓	✓	✓ vs. ALS natural history controls	✓ vs. ALS natural history controls
Delayed Time to Clinical Worsening	✓	✓	✓	✓	
Preserved Function (ALSFRS-R)	--	✓	--	✓ in NfL Responders	Not routinely collected
Progression Biomarkers	↓ p75 (trend)	Not routinely collected	✓ NfL ↓	✓ NfL ↓ ✓ GSH, GSH/GSSG ↑ ✓ NAD, NAD+/NADH ↑	
Safety	>1000 Years of Participant Exposure without Identified Safety Signals across ALS, MS, and PD				

Data on File, Clene Nanomedicine, Inc.

Time to Event | Survival During the Double-Blind Period

HEALEY ALS Platform Trial CNM-Au8 30 mg (Full Analysis Set | All Shared Placebo)

Time to Death or PAV*

HEALEY ALS Platform Trial | Double-Blind Period | Kaplan-Meier Estimator
CNM-Au8 30 mg (n=59) vs. Placebo Full Analysis Set (n=162)



100
90
80
60
40
20
0
Probability of Survival
94%
Covariate Adjusted Cox HR = **0.056** (95% CI: 0.003 - 0.0895)
Covariate Adjusted p-value = **0.0415**
Unadjusted Cox HR = 0.298 (95% CI: 0.038 - 2.36)
Log-rank, p-value = 0.3889
CNM-Au8 30mg
Placebo (FAS)
0
8
16
24
Weeks
(Post Baseline)

*PAV=Permanently Assisted Ventilation

At Risk				
CNM-Au8 30mg:	59	59	58	45
Placebo:	162	162	159	116

Time to Death

HEALEY ALS Platform Trial | Double-Blind Period | Kaplan-Meier Estimator
CNM-Au8 30 mg (n=59) vs. Placebo Full Analysis Set (n=163)



100
90
80
60
40
20
0
Probability of Survival
94%
Covariate Adjusted Cox HR = **0.063** (95% CI: 0.003 - 1.298)
Covariate Adjusted p-value = **0.0733**
Unadjusted Cox HR = 0.454 (95% CI: 0.055 - 3.77)
Log-rank, p-value = 0.4385
CNM-Au8 30 mg
Placebo (FAS)
0
8
16
24
Weeks
(Post-Baseline)

At Risk				
CNM-Au8 30mg:	59	59	58	45
Placebo:	163	163	161	119

Prespecified covariates included: age, months from symptom onset, pre-treatment ALSFRS-R slope (delta-FRS), riluzole treatment, edaravone treatment. One placebo FAS participant had PAV at BL, so is excluded from the left figure (Time to Death or PAV).

Time to Event | Improved Survival During the OLE to Month 12

HEALEY ALS Platform Trial CNM-Au8 30 mg

HEALEY ALS Platform Trial

Time to Death or PAV


HEALEY ALS Platform Trial | Kaplan-Meier Estimator | Open Label Extension
Prespecified Covariate Adjusted Hazard Model at Week 52
CNM-Au8 30 mg (n=59) vs. Placebo Within Regimen (n=41)
Probability of Survival
100
90
80
60
40
20
0
Open Label Extension
62%
Covariate Adjusted Cox HR = 0.375 (95% CI: 0.125 - 1.128)
Covariate Adjusted p-value = 0.081
Unadjusted Cox HR = 0.577 (95% CI: 0.209 - 1.59)
Log-rank, p-value = 0.2825
CNM-Au8 30 mg
Original Placebo
0
3
6
9
12
Months
(Post-Baseline)

At Risk					
CNM-Au8:	59	59	58	54	50
Placebo:	41	39	37	36	33

Time to Death


HEALEY ALS Platform Trial | Kaplan-Meier Estimator | Open Label Extension
Prespecified Covariate Adjusted Hazard Model at Week 52
CNM-Au8 30 mg (n=59) vs. Placebo Within Regimen (n=41)
Probability of Survival
100
90
80
60
40
20
0
Open Label Extension
78%
Covariate Adjusted Cox HR = 0.224 (95% CI: 0.053 - 0.949)
Covariate Adjusted p-value = 0.042
Unadjusted Cox HR = 0.446 (95% CI: 0.126 - 1.581)
Log-rank, p-value = 0.1990
CNM-Au8 30 mg
Original Placebo
0
3
6
9
12
Months
(Post-Baseline)

At Risk					
CNM-Au8:	59	59	58	55	53
Placebo:	41	39	38	37	35

Prespecified covariates included: age, months from symptom onset, pre-treatment ALSFRS-R slope (delta-FRS), riluzole treatment, and edaravone treatment.

Clene NANOMEDICINE

CNM-Au8 | Delayed Time to Clinical Worsening Events Concordant in Double-Blind Periods of Two Independent Phase 2 Trials

HEALEY ALS Platform Trial
RESCUEALS

Delayed Time to Clinical Worsening

Prespecified Exploratory Clinical Composite Endpoint

Time to ALS Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, Tracheostomy, Feeding Tube, or NIV Initiation
RESCUE-ALS | Kaplan-Meier Estimate
CNM-Au8 30mg vs. Placebo (n=45)



RESCUEALS
Probability of Survival
100
75
50
25
0
0
12
24
36
Weeks
(Post-Baseline)
71%
Risk Reduction
Unadjusted Cox HR = 0.290 (95% CI: 0.103 - 0.815)
Log-rank, p-value = 0.0125
CNM-Au8 30 mg
Placebo

At Risk	0	12	24	36
CNM-Au8 30mg:	23	23	23	17
Placebo:	22	18	15	11

1st Occurrence of: Death, Tracheostomy, Feeding Tube Placement, Non-Invasive Ventilation

Delayed Time to Clinical Worsening

Prespecified Exploratory Clinical Composite Endpoint

Time to ALS Clinical Worsening | CNM-Au8 30mg
First Occurence of Death, PAV, Tracheostomy or Feeding Tube
HEALEY ALS Platform Trial Within Regimen | Kaplan-Meier Estimator
CNM-Au8 30mg (n=58) vs. Placebo (n=41)



HEALEY ALS Platform Trial
Probability Event Free
100
90
80
60
40
20
0
0
8
16
24
Weeks
(Post-Baseline)
74%
Risk Reduction
Covariate Adjusted Cox HR = 0.261 (95% CI: 0.075 - 0.908)
Covariate Adjusted p-value = 0.0347
Unadjusted Cox HR = 0.725 (95% CI: 0.263 - 2.00)
Log-rank, p-value = 0.5181
CNM-Au8 30mg
Placebo (RGC)

Prespecified covariate risk adjustments included: (i) time from symptom onset, (ii) pre-baseline ALSFRS-R slope, (iii) riluzole use, (iv) edaravone use, and (v) age.

At Risk	0	8	16	24
CNM-Au8 30mg:	58	58	55	40
Placebo:	41	40	33	25

1st Occurrence of: Death, PAV, Tracheostomy, Feeding Tube Placement

PAV defined as continuous ventilatory support (>23 hr/day) by tracheostomy or NIV for at least 7 days

Clene NANOMEDICINE

Vucic et al. EClinicalMedicine. 2023 Jun 8;60:102036. Data on File, Clene Nanomedicine, Inc.

NfL is a Key Biomarker of Disease Progression in ALS Patients



Axonal injury
Neurofilament
Light (NfL)

Neurofilament Light Chain (NfL) Protein

Cytoskeletal proteins that provide structure and support for the cell and are highly specific for neurons

Axonal damage: high NfL levels are associated with axonal damage

High NfL in ALS: predicts greater risk of disease progression

NfL: Neurofilament light chain. Benatar et al. Brain. 2023 Jul 3;146(7):2711-2716.

CLENE NANOMEDICINE

Plasma NfL Decline During Double-Blind & Long-Term Treatment

HEALEY ALS Platform Trial Double-Blind & Open Label Extension

HEALEY ALS Platform Trial

Double-Blind Period

Plasma Neurofilament Light Chain (NfL)
Regimen C Within Regimen Analyis | Quanterix 4NPA
All RCG Participants (n=161)
LS Means on Ln Scale ± 95% CI (Exponentiated)



W24 LS Mean Difference = - 10% (95% CI: - 0.5% to - 17.8%), p= 0.040
LS Geometric Mean Ratio to Baseline
1.20
1.10
1.00
0.90
0
12
24
Weeks (Post-Baseline)
- 10% GMR Difference
CNM-Au8
Placebo

Open Label Extension

CNM-Au8 30mg Plasma NfL Geometric Mean Change
All Evaluable with Baseline, n=99; LS Geometric Mean Difference ± SEM

Week 76 LS Difference of LS Mean on Ln Scale (SE) = - 17% (95% CI: -31% to 0%); p= 0.046



LS Geometric Mean Ratio Change from Baseline
1.250
1.200
1.150
1.100
1.050
1.000
0.950
0.900
0.850
0.800
0
12
24
36
48
60
72
Weeks (Post-Baseline)
Double-Blind Period
Open-Label Extension
+ 7%
- 11 %
17% GMR Difference
CNM-Au8 30mg
Placebo
Ex-Placebo to CNM-Au8

Evaluable (n)					
CNM-Au8 30mg: 58	55	50	36	31	15
Placebo: 41	36	35	26	20	14

MMRM includes all evaluable clincial visits. All visits with ≥ 10 participants (for either group) are graphed.
LS Geometric mean difference: *** p<0.001, ** p<0.01, * p < 0.05, ^ p<0.10

Clene Nanomedicine

Mixed Model Repeat Measure analyses: HEALEY covariates included time from symptom onset, pre-treatment ALSFRS-R slope, background edaravone and riluzole, and interaction by week.

Evidence Linking Plasma NfL with CNM-Au8 Clinical Benefit


1
Plasma NfL Burden
At Baseline
2
Plasma NfL Decline
At Week 24
Time to Death or PAV to Month 12

Week 52 post-baseline was a prespecified time point for OLE analyses

Greatest Benefit in Participants with Highest Baseline NfL Burden | Death or PAV

HEALEY ALS Platform (Through Month 12) | Upper Tertile & ≥ Median

HEALEY ALS Platform Trial

HEALEY | Upper NfL Tertile

By Baseline Plasma NfL



Time to Death or PAV (Through Month 12)
In Participants with the Highest Baseline Plasma NfL (Upper Tertile)
HEALEY ALS Platform Trial | Kaplan-Meier Estimator
CNM-Au8 30 mg (n=29) vs. Placebo Within Regimen (n=13)
Probability of Survival
100
75
50
25
0
Open Label Treatment
83%
Covariate Adjusted Cox HR = 0.174 (95% CI: 0.036 - 0.830)
Covariate Adjusted p-value = 0.0283
Unadjusted Cox HR = 0.220 (95% CI: 0.059 - 0.828)
Log-rank, p-value = 0.0142
CNM-Au8 30 mg
Original Placebo
0
3
6
9
12
Months
(Post-Baseline)
At Risk
CNM-Au8: 24 24 23 22 19
Placebo: 9 8 6 6 4

HEALEY | NfL > Median

By Baseline Plasma NfL



Time to Death or PAV (Through Month 12)
In Participants with the Baseline Plasma NfL (≥ Median)
HEALEY ALS Platform Trial | Kaplan-Meier Estimator
CNM-Au8 30 mg (n=32) vs. Placebo (n=17)
Probability of Survival
100
90
80
70
60
40
20
0
84%
Open Label Treatment
Covariate Adjusted Cox HR = 0.155 (95% CI: 0.035 - 0.693)
Covariate Adjusted p-value = 0.0147
Unadjusted Cox HR = 0.306 (95% CI: 0.086 - 1.084)
Log-rank, p-value = 0.0519
CNM-Au8 30 mg
Original Placebo
0
3
6
9
12
Months
(Post-Baseline)
At Risk
CNM-Au8: 32 32 31 29 26
Placebo: 17 16 14 14 11

Prespecified HEALEY covariates included: age, months from symptom onset, pre-treatment ALSFRS-R slope (delta-FRS), riluzole treatment, edaravone treatment. Analyses are *post hoc*.

CLENE NANOMEDICINE

Evidence Linking Plasma NfL with CNM-Au8 Clinical Benefit


1
Plasma NfL Burden
At Baseline
2
Plasma NfL Decline
At Week 24

Time to Death or PAV to Month 12

Week 52 post-baseline was a prespecified time point for OLE analyses

Proportion of Participants Demonstrating NfL Decline at Week 24
End of Double-Blind


CNM-Au8 30 mg Plasma NfL Change at Week 24 (End of Double-Blind)
Proportion of Evaluable with NfL Decline
Proportion of Group with Decreased NfL
60
40
20
0
57%
34%
CNM-Au8 30 mg
Placebo
CNM-Au8 30 mg % with NfL Decline
Placebo % with NfL Decline

Data on File, Clene Nanomedicine, Inc.

Long-Term Survival Benefit in Participants with Any NfL Decline at 24-Weeks

HEALEY ALS Platform (Through Month 12) | Time to Death or PAV

HEALEY ALS Platform Trial

Hazard Ratio for Death or PAV At 12 Months Post-Baseline



Hazard Ratio for Time to Death or PAV Through Month 12
by Plasma NfL Change from Baseline Threshold (pg/mL) and Missing at Week 24
CNM-Au8 30 mg Treated vs. Original Placebo | HEALEY ALS Platform Trial
Prespecified Covariate Adjusted Cox Proportional Hazard Model
No. Evaluable (%)
Active
Placebo
0
39 (66%)
18 (44%)
-5
32 (54%)
16 (39%)
-10
27 (46%)
13 (32%)
Plasma NfL Change Threshold (pg/mL)
< Value at Week 24
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
Death or PAV Hazard Ratio
(95% CI)
Participants with missing W24 NfL Values are included across groups

Time to Death or PAV In Participants with NfL Decline at Week 24



Time to Death or PAV (Through Month 12)
HEALEY ALS Platform Trial | Kaplan-Meier Estimator | Open Label Extension
All Evaluable with Week 24 Plasma NfL Decline < 0 pg/mL (or Missing Week 24)
CNM-Au8 30 mg (n=39) vs. Placebo Within Regimen (n=18)
Probability of Survival
100
90
80
70
60
40
20
0
Open Label Treatment
Covariate Adjusted Cox HR = 0.092 (95% CI: 0.022 - 0.382)
Covariate Adjusted p-value = 0.001
Unadjusted Cox HR = 0.278 (95% CI: 0.088 - 0.876)
Log-rank, p-value = 0.0194
CNM-Au8 30 mg
Original Placebo
0
3
6
9
12
Months
(Post-Baseline)
At Risk
CNM-Au8: 39 39 38 34 32
Placebo: 18 16 14 13 11
91%
Risk Reduction

Clene Nanomedicine

Prespecified covariates included: age, months from symptom onset, pre-treatment ALSFRS-R slope (delta-FRS), riluzole treatment, edaravone treatment. *Post hoc* analyses.

Evidence Supporting Long-Term Survival Benefit


1
Clinical Trial Populations
2
Real World Expanded Access Protocols
Propensity Matched Controls
PRO-ACT, ALS Natural History Consortium (ALS NHC), ANSWER-ALS
Long-Term All-Cause Mortality

clene NANOMEDICINE

Improved Long-Term Survival | HEALEY ALS Platform & Pooled ALS Trials

CNM-Au8 30 mg Original Randomization vs. Propensity Matched Controls

HEALEY ALS Platform Trial

HEALEY | Optimal Variable Ratio Matching
Prespecified Matching Methodology



Original CNM-Au8 30 Randomized mg vs. Propensity Matched Controls
HEALEY ALS Platform Trial | Optimal Variable Matching
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)
Probability of Survival
100
75
50
25
0
0
12
24
36
Months
(Post-Baseline)
Covariate Adj. Cox HR = 0.642 (95% CI: 0.413 - 0.996)
Covariate Adjusted p-value = 0.0481
Unadjusted Cox HR = 0.623 (95% CI: 0.410 - 0.946)
Log-rank, p-value = 0.0219
CNM-Au8 30 mg
Matched Controls
36%

At Risk								
CNM-Au8 30 mg:	59	58	53	41	31	23	12	1
Placebo:	177	153	112	65	43	28	19	12

HEALEY ALS Platform Trial
RESCUE-ALS

Pooled ALS Trials | Optimal Variable Ratio Matching



Original CNM-Au8 30 Randomized mg vs. Propensity Matched Controls
Pooled HEALEY ALS Platform Trial & RESCUE-ALS | Optimal Variable Matching
Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)
Probability of Survival
100
75
50
25
0
0
12
24
36
Months
(Post-Baseline)
Covariate Adj. Cox HR = 0.667 (95% CI: 0.464 - 0.955)
Covariate Adjusted p-value = 0.0272
Unadjusted Cox HR = 0.649 (95% CI: 0.456 - 0.923)
Log-rank, p-value = 0.0104
CNM-Au8 30 mg
Matched Controls
33%

At Risk								
CNM-Au8 30 mg:	82	81	73	60	45	35	23	10
Placebo:	246	211	147	78	52	31	23	17

Data on File, Clene Nanomedicine, Inc.
Clene Nanomedicine

Long-Term Survival | Real-World Expanded Access Protocols

CNM-Au8 30 mg vs. Propensity Matched Controls (Pooled PRO-ACT, ALS NHC, ANSWER-ALS)

ALS EXPANDED ACCESS PROTOCOLS (EAP)

EAP Matching | Optimal Variable Ratio
(Prespecified)



CNM-Au8 30 mg EAP Participants vs. Propensity Matched Controls
CNM-Au8 30 mg (EAP01 & EAP02) All Evaluable with Baseline Covariates vs. Pooled Matched Controls (PRO-ACT, ALS NHC, ANSWER-ALS)
Optimal Variable Rato Matching
Probability of Survival
100
75
50
25
0
Covariate Adj. Cox HR = 0.689 (95% CI: 0.529 - 0.898)
Covariate Adjusted p-value = 0.0059
Unadjusted Cox HR = 0.638 (95% CI: 0.494 - 0.823)
Log-rank, p-value = 0.0004
CNM-Au8 30 mg
Matched Controls
31%
0
12
24
36
48
Months
(Post-Baseline)

At Risk

CNM-Au8 30 mg:	258	206	112	61	58	53	33	15	6
Matched Controls:	774	656	485	280	186	126	76	55	11

- Propensity Matching: Variable Optimal Ratio Matching

  Minimizes global distance of the logit score by assessing the overall set of matches when choosing individual matches

- Pooled Control Set: PRO-ACT, ALS Natural History Consortium (ALS NHC), ANSWER-ALS
  - Widest possible universe for control matches
  - 1:3 (active:control) match
- Narrow Logit Caliper Width: 0.1
- Matching Covariates:

  BMI, Sex, Bulbar Onset, Months from Symptom Onset, Onset Age, Diagnostic Delay (Months), ALSFRS-R Pre-Treatment Slope, ALSFRS-R Total Score, Vital Capacity (% predicted), VC (% predicted) Pre-Treatment Slope, TRICALS Risk Score

- Survival Cox Proportional HR Model Covariates:

  Bulbar Onset, (ii) Onset Age, (iii) Sex, (iv) BMI, (v) Pre-treatment ALSFRS-R slope, (vi) ALSFRS-R Total Score, (vii) Diagnostic Delay (in months), (viii) Vital Capacity (% predicted), (ix) Pre-Treatment Vital Capacity Slope, and (x) TRICALS Risk Score

Data on File, Clene Nanomedicine, Inc.

clene NANOMEDICINE

Improved CNM-Au8 30 mg Long Term Survival
vs. Regimen A Concurrent Controls

Post hoc **analyses compared survival in participants who received CNM-Au8 30 mg (Regimen C) to those of Regimen A, a large concurrent control group vs. CNM-Au8 treatment using the same randomization criteria established within the HEALEY master protocol**

All Randomized
(Full Analysis Set)


HEALEY ALS Platform Trial | Long Term Survival
CNM-Au8 30 mg vs. Regimen A (All)
Kaplan-Meier Estimator | Survival Status (Through Sep-2024)
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.719 (95% CI: 0.487 - 1.063)
Cov. Adj. Restricted Mean Survival Time [Days]: 124 (95% CI: 3 - 245)
Cov. Adj. RMST, p-value = 0.045
0
12
24
36
Months
(Post-Baseline)
RGC CNM-Au8 30 mg (OG)
RGA (All)
No. At Risk
CNM-Au8 30 mg: 59 58 53 40 32 28 20 12
Regimen A: 162 150 126 103 80 67 45 14
28%

Consistent Baseline Severity (Filters Baseline Imbalances)


HEALEY ALS Platform Trial | Long Term Survival
CNM-Au8 30 mg vs. Regimen A (All)
Filtered by (i) BL sNfL ≥ 33 pg/mL, (ii) BL TRICALS Score: -6.5 to -2.5
Kaplan-Meier Estimator | Survival Status (Through Sep-2024)
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.556 (95% CI: 0.367 - 0.842)
Cov. Adj. HR, p-value = 0.006
Cov. Adj. Restricted Mean Survival Time [Days]: 197 (95% CI: 65 - 329)
Cov. Adj. RMST, p-value = 0.004
0
12
24
36
Months
(Post-Baseline)
RGC CNM-Au8 30 mg (Filtered)
RGA (Filtered)
No. At Risk
CNM-Au8 30 mg: 51 51 47 37 29 25 17 10
Regimen A: 120 110 88 67 48 39 24 8
44%

RESTORE-ALS
(Core Inclusion Criteria)


HEALEY ALS Platform Trial | Long Term Survival
CNM-Au8 30 mg vs. Regimen A (All)
Filtered by Core RESTORE-ALS Inclusion Criteria: (i) BL sNfL ≥ 33 pg/mL,
(ii) BL TRICALS Score: -6.5 to -2.5, (iii) SVC ≥ 60%, (iv) Months from Onset ≤ 36
Kaplan-Meier Estimator | Survival Status (Through Sep-2024)
Probability of Survival
100
75
50
25
0
Covariate Adj. HR: 0.514 (95% CI: 0.319 - 0.830)
Cov. Adj. HR, p-value = 0.006
Cov. Adj. Restricted Mean Survival Time [Days]: 215 (95% CI: 70 - 360)
Cov. Adj. RMST, p-value = 0.004
0
12
24
36
Months
(Post-Baseline)
RGC CNM-Au8 30 mg (Filtered)
RGA (Filtered)
No. At Risk
CNM-Au8 30 mg: 40 40 36 30 24 20 14 7
Regimen A: 94 87 70 54 40 33 20 7
49%

Prespecified HEAELY survival covariates included: age, months from symptom onset, pre-treatment ALSFRS-R slope (delta-FRS), riluzole treatment, edaravone treatment.

No difference in Regimen A long term survival active vs. placebo; 78% of participants across both groups received standard ALS background therapy (riluzole, edaravone, or both) at baseline

VISIONARY-MS STUDY

Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
Day
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- 92% treated with background DMTs (inc 53% monoclonal antibodies, 32% oral)
- n=73 of 150 planned (~50%) study ended prematurely due to COVID-19 pandemic enrollment challenges
- Modified ITT (mITT) Analysis Population; Pre-specified statistical threshold set at p=0.10
- CNM-Au8 Open Label Extension (OLE) for original active and placebo continued for up-to-96 weeks

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



1 2 3 4 5 6 7 8 9
25 Feet
O Z D V K
S V H C Z

9HPT SDMT T25FWT LCLA

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Demonstrated Vision and Global Neurological Improvement in Stable MS patients on DMTs

VISIONARY-MS STUDY

Significantly Improved Vision



Change in Low Contrast Letter Acuity (LCLA)



LCLA Change in the Affected Eye
mITT, LS Mean ± SEM
Week 48 LS-Mean Difference = 3.13
95% CI = -0.08 to 6.33
p = 0.056
LS-Mean Change from Baseline
(Correct LCLA Letters)
4
2
0
-2
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global Neurological Improvement



Change in modified MS Functional Composite (mMSFC)



Average mMSFC Z-Score Change
LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
mITT Population, LS Mean ± SEM
Week 48 LS-Mean Difference = 0.28
95% CI = 0.05 to 0.51
p = 0.0197
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

Global neurological clinical improvement was driven by cognition, manual dexterity, and low contrast letter acuity

Data on File, Clene Nanomedicine, Inc.

Long-Term LCLA Improvement in LTE Participants
Low Contrast Letter Acuity

VISIONARY-MS STUDY

Original Active (CNM-Au8)



Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks
(Post-Randomization)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Original Placebo



Longitudinal LCLA | Change from Baseline (Total Correct, Both Eyes)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
LCLA Total Correct Letters (Both Eyes)
LS Mean Change from Baseline
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
Weeks
(Post-Randomization)

MMRM accounts for missing data; all visits with ≥ 60% participant values are graphed.

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

CNM-Au8 Improved Information Signal Strength & Speed in the Visual Pathway

VISIONARY-MS STUDY

Visual Evoked Potentials



Retina
Optic Nerve
Optic Chiasm
Optic Tract
Visual Area of the Thalamus
Visual Cortex

Amplitude = Signal Strength

Latency = Signal Speed

From the Eye to Visual Cortex

Improved Amplitude



mf-VEP Amplitude | Longitudinal Percent (%) Change
In LTE Participants (n=43; 31 active, 12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM
LS Mean Change (% Change) from Baseline
20
10
0
-10
0
24
48
72
96
120
144
Weeks
(Post-Baseline)
Double-Blind Period
Open-Label Period
Improvement
^
***
**
CNM-Au8
Original Placebo
Ex-Placebo to CNM-Au8 LTE

Improved Latency



mf-VEP Average Latency | Longitudinal Percent (%) Change
In LTE Participants (n=42; 30 active, 12 ex-placebo), All Evaluable, ITT Population
Percent Change from Baseline [A6], LS Mean ± SEM (Preliminary)
LS Mean Change from Baseline (Percent, %)
-2
-1
1
2
3
24
48
72
96
120
144
Weeks
(Post-Baseline)
Double-Blind Period
Open Label Period
Improvement
^
CNM-Au8
Original Placebo
Ex-Placebo to CNM-Au8 LTE

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05, ^p≤0.10

Increased VEP amplitude is associated with improved axonal integrity (more signal); Improved latency is associated with evidence of remyelination (faster conduction velocity)

Data on File, Clene Nanomedicine, Inc.

Long-Term SDMT Improvement in LTE Participants
Symbol Digit Modality Test | Working Memory & Cognition

VISIONARY-MS STUDY

Original Active (CNM-Au8)



Longitudinal SDMT | Change from Baseline (Total Score) | All Active
In LTE Participants Originally Randomized to CNM-Au8 (n=35), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
SDMT Total Correct (Score)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
#
0
24
48
72
96
120
144
Weeks
(Post-Randomization)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

Original Placebo



Longitudinal SDMT | Change from Baseline (Total Score)
In LTE Participants Originally Randomized to Placebo (n=11), mITT Population
LS Mean ± SEM, Change from Baseline (Preliminary)
SDMT Total Correct (Score)
LS Mean Change from Baseline
12.5
10.0
7.5
5.0
2.5
Double-Blind Period
Open Label Period (CNM-Au8 30mg)
Improvement
**
*
0
24
48
72
96
120
144
Weeks
(Post-Randomization)
ex-Placebo to CNM-Au8 30mg OLE
Original Placebo (LTE participants only)

LTE: LS mean difference vs. randomization baseline: # p≤0.0001, *** p≤0.001, ** p≤0.01, *p≤0.05

CNM-Au8 Treatment Demonstrated MS Lesion Repair and Promoted Remyelination

VISIONARY-MS STUDY

Advanced MRI Techniques



T2 Lesion Myelin Water Fraction (Remyelination)


T2 Lesion Myelin Water Fraction in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline
0.02
0.01
-0.01
-0.02
24
48
72
96
120
144
Weeks (Post-Baseline)
Improvement
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

T2 Lesion Axial Diffusivity (Axonal Integrity)




T2 Lesion Axial Diffusivity in the Cerebrum
MRI Longitudinal Analyses (n=69), All Evaluable, ITT Population
Change from Baseline, LS Mean ± SEM
LS Mean Change from Baseline (mm²/s)
0.00002
0.00001
-0.00001
-0.00002
24
48
72
96
120
144
Weeks (Post-Baseline)
Improvement
Double-Blind Period
Open-Label Period
CNM-Au8
Original Placebo
Placebo to CNM-Au8 LTE

Data on File, Clene Nanomedicine, Inc.

LTE: LS mean difference vs. randomization baseline: # $p \leq 0.0001$, *** $p \leq 0.001$, ** $p \leq 0.01$, * $p \leq 0.05$, ^ $p \leq 0.10$

Clene NANOMEDICINE

Clinical LTE Changes Correlated with mf-VEP & MRI DTI Improvement

mf-VEP Latency Correlations (*Post Hoc*)


Clinical Correlations with mf-VEP Latency & Amplitude Improvement
Pearson Correlation Coeffecients for VEP Metrics
Average LTE % Change vs. mf-VEP Change (All Significant Correlations, p<0.05)
Pearson r (95% CI)
Pearson Correlation Coeffecients (r)
Positive Correlation (LCLA Amplitude, 9HPT)
Pearson Correlation Coeffecients (r)
Negative Correlations (SDMT, LCLA Latency)
0.8
0.6
0.4
0.2
0.0
-0.8
-0.6
-0.4
-0.2
0.0
p = 0.0276
p = 0.0312
p = 0.0297
p = 0.0039
LCLA by Eye (to Amplitude) (% Chng, LTE Avg)
9HPT Dom. (to Latency) (% Chng, LTE Avg)
LCLA by Eye (to Latency) (Chng, LTE Avg)
SDMT (to Latency) (% Chng, LTE Avg)
LCLA by Eye (to Amp.) (% Chng, LTE Avg)
9HPT Dom. (to Latency) (% Chng, LTE Avg)
LCLA by Eye (to Latency) (Chng, LTE Avg)
SDMT (to Latency) (% Chng, LTE Avg)

MTR DTI Correlations (*Post Hoc*)


Clinical Correlations with MRI DTI Improvement
Pearson Correlation Coeffecients for MRI DTI Metrics
Average LTE % Change vs. MRI DTI Improvement (Selected Significant Correlations, p<0.05)
Pearson r (95% CI)
Pearson Correlation Coeffecients (r)
Positive Correlation (LCLA, SDMT)
Pearson Correlation Coeffecients (r)
Negative Correlations (9HPT)
0.8
0.6
0.4
0.2
0.0
-0.8
-0.6
-0.4
-0.2
0.0
p = 0.0006
p = 0.028
p = 0.0209
p = 0.0163
p = 0.0374
p = 0.0046
Cerebral T2 Lesion FA Chng (Slope)
OR T2 Lesion MTR Chng (Slope)
Cerebral T2 Lesion AD Chng (LoCF)
Cerebral AD Chng (LoCF)
OR AD Chng (LoCF)
Cerebral T2 Lesion AD Chng
LCLA by Eye (% Chng, LTE Avg)
SDMT (% Chng, LTE Avg)
9HPT Dominant Hand (% Chng, LTE Avg)

Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Clene | CNM-Au8 Path to Regulatory Approval



2025
MID-2025
2026
Global ALS Phase 3 Trial Design Approval
FDA Meeting to Discuss Survival as Clinical Endpoint for NDA Filing
Global RESTORE-ALS Phase 3 Trial Launch
NIH-Sponsored EAP NfL Data Readout
NfL data primary endpoint 9 months
Potential ALS Accelerated FDA Approval (PDUFA)*
Potential FDA ALS Advisory Committee
Potential FDA ALS accelerat
NDA submission*
ALS FDA Engagement
MS FDA EOP2 Meeting
Global MS Phase 3 Trial Protocol Design
REPAIR-MS Phase 2 Trial Readout
Non-active progressive MS
Amyotrophic Lateral Sclerosis (ALS) Data Readouts / Phase 3 Planning
Planned Regulatory
Multiple Sclerosis (MS)

Evidence Supports CNM-Au8 Therapeutic Potential to Treat Neurodegenerative Diseases

CNM-Au8®
a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





HEALEY ALS Platform Trial

RESCUEALS

Concordant Survival in two Phase2 trials, with NfL Biomarker in HEALEY

VISIONARY-MS

Demonstrated global neurological improvement in MS patients on adjunctive DMT standard of care





>1000
participant years of CNM-Au8 clinical exposure

Strong IP:
150+
patents on nanotherapeutic platform, plus trade secret protection





As of October 14, 2025, cash and equivalents on hand (unaudited):
$9.0M*

Sufficient cash and equivalents to last into the second quarter of 2026

* Includes 9/30/2025 cash and equivalents balance of $7.8M and $1.2M of gross proceeds from our ATM facility subsequent to 9/30/2025.

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.[2]https://clinicaltrials.gov/ct2/show/NCT04414345.

Clene NANOMEDICINE

CLENE NANOMEDICINE

Clene Inc.
HQ & Clinical Development
6550 South Millrock Drive, Suite G50
Salt Lake City, UT 84121

R&D and Manufacturing
500 Principio Parkway, Suite 400
North East, MD 21901

Version: 14 Oct 2025